SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 24, 2000

CLEVELAND-CLIFFS INC

(Exact name of registrant as specified in its charter)

OHIO	1-8944	34-1464672

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Superior Avenue, Cleveland, Ohio	44114

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216-694-5700)

(Former name or former address, if changed since last report)

ITEM 5.	Other Events.

Cleveland-Cliffs Inc published a News Release on May 24, 2000 with respect to Agreement to Supply Pellets to LTV Corporation and Impact of LTV Decision to Close LTV Steel Mining Company.

ITEM 7.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired: None

(b)	Pro Forma Financial Information: None

(c)	Exhibits:

Exhibit
	Number	Exhibit

	99 (a)	Cleveland-Cliffs Inc News Release published on May 24, 2000 with respect to Agreement to Supply Pellets to LTV Corporation and Impact of LTV Decision to Close LTV Steel Mining Company	Filed Herewith

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLEVELAND-CLIFFS INC

By: /s/ C.B. Bezik

Name: C. B. Bezik Title: Senior Vice President-Finance

Dated: May 30, 2000

INDEX TO EXHIBITS

Exhibit Number	Exhibit

99 (a)	Cleveland-Cliffs Inc News Release published on May 24, 2000 with respect to Agreement to Supply Pellets to LTV Corporation and Impact of LTV Decision to Close LTV Steel Mining Company	Filed Herewith

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